Exhibit 99.2
AMENDED AND RESTATED REVOLVING NOTE
New York, New York
$65,000,000
          FOR VALUE RECEIVED, each of the undersigned (each individually a “Borrower” and collectively, the “Borrowers”), HEREBY JOINTLY AND SEVERALLY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION (“Lender”), at the offices of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent for Lenders (“Agent”), at its address at 335 Madison Avenue, New York, New York, or at such other place as Agent may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the amount of SIXTY FIVE MILLION DOLLARS AND NO CENTS ($65,000,000) or, if less, the aggregate unpaid amount of all Revolving Credit Advances made to the undersigned under the “Credit Agreement” (as hereinafter defined). All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto.
          This Amended and Restated Revolving Note is one of the Amended and Restated Revolving Notes issued pursuant to that certain Amended and Restated Credit Agreement dated as of June 20, 2006 by and among Borrowers, the other Persons named therein as Credit Parties, Agent, Lender and the other Persons signatory thereto from time to time as Lenders (including all annexes, exhibits and schedules thereto, and as from time to time amended, restated, supplemented or otherwise modified, the “Credit Agreement”), and is entitled to the benefit and security of the Credit Agreement, the Security Agreement and all of the other Loan Documents referred to therein. Reference is hereby made to the Credit Agreement for a statement of all of the terms and conditions under which the Loans evidenced hereby are made and are to be repaid. The date and amount of each Revolving Credit Advance made by Lenders to Borrowers, the rates of interest applicable thereto and each payment made on account of the principal thereof, shall be recorded by Agent on its books; provided that the failure of Agent to make any such recordation shall not affect the obligations of Borrowers to make a payment when due of any amount owing under the Credit Agreement or this Amended and Restated Revolving Note in respect of the Revolving Credit Advances made by Lender to Borrowers.
          The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Credit Agreement, the terms of which are hereby incorporated herein by reference. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times, and pursuant to such calculations, as are specified in the Credit Agreement. The terms of the Credit Agreement are hereby incorporated herein by reference.
          If any payment on this Amended and Restated Revolving Note becomes due and payable on a day other than a Business Day, the payment thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.
          Upon and after the occurrence of any Event of Default, this Amended and Restated Revolving Note may, as provided in the Credit Agreement, and without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other legal requirement of any kind (all of which are hereby expressly waived by Borrowers), be declared, and immediately shall become, due and payable.

          Time is of the essence of this Amended and Restated Revolving Note.
          Except as provided in the Credit Agreement, this Amended and Restated Revolving Note may not be assigned by Lender to any Person.
          This Amended and Restated Revolving Note amends and restates in its entirety, and re-evidences the indebtedness heretofore evidenced by a certain Revolving Note dated October 15, 2002 (the “Original Note”) from Borrowers payable to the order of Lender. This Amended and Restated Revolving Note has not been accepted by Lender in payment of the indebtedness heretofore evidenced by the Original Note and does not constitute a novation. The Original Note shall be marked “Superceded” and shall be retained by Lender.
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          THIS AMENDED AND RESTATED REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. (EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

GOLFSMITH INTERNATIONAL, L.P.
By Golfsmith GP, L.L.C., as General Partner

By:	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH NU, LLC

By:	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer

GOLFSMITH USA, LLC

By:	s/ Virginia Bunte Name: Virginia Bunte Title: Treasurer

DON SHERWOOD GOLF SHOP

By:	s/ Virginia Bunte Name: Virginia Bunte
Title: Treasurer
[Signature Page — Amended and Restated Revolving Note]